Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210 Southborough, MA 01772	* 800.828.2752 — Commonwealth Annuity Value Generation
508-460-2400 — phone 508-460-2401 — fax	* 800.782.8321 — Directed Advisory Solutions

SEMI-ANNUAL REPORT — 6/30/2015

FOR CONTRACT HOLDERS OF:	DIRECTED ADVISORY SOLUTIONS AND
ALLMERICA VALUE GENERATION

September 30, 2015

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-6293 1933 Act Registration Numbers: 333-90543 CIK: 0000882375 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Select Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports and letter, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Shares)	1046292	August 28, 2015
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 25, 2015
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 21, 2015
Delaware VIP Trust (Standard and Service Class)	814230	September 3, 2015
Deutsche Investments VIT Funds (Class A)	1006373	August 24, 2015 August 24, 2015
Deutsche Variable Series II (Class A)	810573	August 24, 2015
Eaton Vance Variable Trust	1121746	August 26, 2015
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 24, 2015
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	August 24, 2015
Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	August 24, 2015
Fidelity Variable Insurance Products Fund V (Initial Class)	823535	August 28, 2015
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 28, 2015
Janus Aspen Series (Service Shares)	906185	August 28, 2015
MFS® Variable Insurance TrustSM (Service Class)	918571	August 27, 2015
Oppenheimer Variable Account Funds (Service Shares)	752737	August 26, 2015
Pioneer Variable Contracts Trust (Class II)	930709	August 28, 2015
T. Rowe Price International Series, Inc.	918292	August 24, 2015

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Virginia H. Johnson

Virginia H. Johnson
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772